UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

OLD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OLD NATIONAL BANCORP
Shareholder Services Department
P.O. Box 929, Evansville, Indiana 47706-0929

Important Notice Regarding the Availability of Proxy Materials for the
Old National Bancorp Annual Meeting of Shareholders to be Held on May 19, 2011

Shareholder Meeting Notice & Admission Ticket
	(1)	(2)

You are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The 2010 Annual Report on Form 10-K, Proxy Statement and Letter to Shareholders with Selected Financial Data are available at:
www.oldnational.com/proxy

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.oldnational.com/proxy
Step 2: Click the “Cast your Vote” or “Request Printed Materials” section.
Step 3: Follow the instructions on the screen.
When you go online, you can also help the environment by consenting to receive electronic delivery of future mailings.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 5, 2011 to facilitate timely delivery.

OLD NATIONAL BANCORP
Shareholder Services Department
P.O. Box 929, Evansville, Indiana 47706-0929

Annual Meeting Notice and Admission Ticket

Old National Bancorp’s Annual Meeting of Shareholders will be held at the Old National Centre, 502 N. New Jersey Street, Indianapolis, Indiana, on Thursday, May 19, 2011, at 9:00 a.m. Eastern Daylight Time.
The matters to be voted on at the meeting are as follows:
1.	The election of all members of the Board of Directors to serve until the Annual Meeting of Shareholders in 2011.

2.	Approval of a non-binding advisory proposal on Executive Compensation.

3.	Approval of a non-binding advisory proposal determining the frequency of advisory votes on Executive Compensation.

4.	Ratification of the appointment of Crowe Horwarth LLP as the independent registered public accounting firm of Old National Bancorp for the year 2011.
The Board of Directors recommends that you vote “FOR” items 1, 2, and 4, and “EVERY 3 YEARS” for item 3.
Please note: THIS IS NOT A PROXY! To vote your shares you must vote online or request a set of proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this notice with you.

2011 Annual Meeting of Old National Bancorp
Old National Centre, 502 N. New Jersey Street, Indianapolis, Indiana, on Thursday, May 19, 2011, at 9:00 a.m. Eastern Daylight Time.
Upon arrival, please present this admission ticket at the registration desk. This ticket is valid to admit the shareholder(s) to the 2011 Annual Meeting.
A reception will follow the Meeting; however, it is not necessary to RSVP.
Please vote electronically or send in your proxy even if you plan to attend the meeting.

Here’s how to order a paper copy of the proxy materials:
PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

➢ ➢ ➢	Telephone — Call us free of charge at 1-800-677-1749.

Internet — Access the website www.oldnational.com/proxy and following the instructions.

Email — Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the two numbers in the shaded bar on the reverse side to shareholderservices@oldnational.com.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 5, 2011.